EXHIBIT 31


                            CERTIFICATION PURSUANT TO
                              18 USC, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES OXLEY ACT OF 2002


We, George Suzuki and Ken Inouye, certify that:

     1. We have reviewed this quarterly report on Form 10-QSB of Pacific Fuel Cell Corp. (the "Registrant" or the "Company"), SEC file No.0-28031;

     2. Based on our knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on our knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this quarterly report;

     4.   We  are  responsible  for  establishing  and  maintaining   disclosure
          controls and procedures (as defined in Exchange Act Rules 13a-15e and 15d-15e) for the Registrant and have;

          a. designed such disclosure controls and procedures to ensure that material information relating to the Registrant is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b. evaluated the effectiveness of the Registrant's disclosure controls and procedures presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluations; and

          c. disclosed in this report any change in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that is materially affected, or is reasonably likely to materially affect the Registrant's internal control over financial reporting.




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     5.   We have  disclosed,  based on our most recent  evaluation  of internal control over financial reporting, to the Registrant's auditors and the Audit Committee of the Registrant's Board of Directors (or persons performing the equivalent function):

          a. all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Dated:  May 13, 2004                      s/George Suzuki
                                          --------------------------------------
                                          George Suzuki, Chief Executive Officer

Dated:  May 13, 2004                      s/Ken Inouye
                                          --------------------------------------
                                          Ken Inouye, Chief Financial Officer